Exhibit 15.5
CONSENT OF QUALIFIED PERSON
Re: Annual Report on Form 20-F of ArcelorMittal

DMT Consulting Private Limited, in connection with ArcelorMittal's Annual Report on Form 20-F for the year ended December 31, 2025 (the "2025 20-F"):

a) certifies that it has supervised and validated the preparation of the mineral resources and mineral reserves estimates for the Thakurani Iron Ore Mine, India;

b) consents to the use of and references to its name, including its status as an expert or "qualified person" (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the 2025 20-F, the Registration Statements listed in paragraph (c) below and mineral resources and mineral reserves estimates for the Thakurani Iron Ore Mine, India; and

c) consents to the incorporation by reference of the 2025 20-F into the Registration Statements Nos. 333-147382, 333-153576, 333-162697, and 333-170117 on Form S-8 and the Registration Statement No. 333-278551 on Form F-3 (and any amendments or supplements thereto).

DMT Consulting Private Limited is responsible for authoring, and this consent pertains to, mineral resources and mineral reserves estimates for the Thakurani Iron Ore Mine, India. DMT Consulting Private Limited certify that it has read the 2025 20-F and that it fairly and accurately represents the mineral resources and mineral reserves estimates for each property for which it is responsible.

Dated: January 20, 2026

/s/ Edmundo J. Laporte
Edmundo J. Laporte, PE, PEng, CPEng
Registered Member, SME#4150038
Professional Engineer, Engineers Ontario #100508702
Chartered Professional Engineer (Australia) #3802017
Independent Associate - DMT Consulting Private Limited

For DMT Consulting Private Limited:

/s/ R Karthikeyan
R Karthikeyan
Title: Director (DMT Consulting Private Limited)
Date: 20-01-2026
MAusIMM Number - 335209

CONSENT OF QUALIFIED PERSON
Re: Annual Report on Form 20-F of ArcelorMittal

DMT Consulting Private Limited, in connection with ArcelorMittal's Annual Report on Form 20-F for the year ended December 31, 2025 (the "2025 20-F"):

a) certifies that it has supervised and validated the preparation of the mineral resources and mineral reserves estimates for the Ghoraburhani Sagasahi Iron Ore Mine, India;

b) consents to the use of and references to its name, including its status as an expert or "qualified person" (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the 2025 20-F, the Registration Statements listed in paragraph (c) below and mineral resources and mineral reserves estimates for the Ghoraburhani Sagasahi Iron Ore Mine, India; and

c) consents to the incorporation by reference of the 2025 20-F into the Registration Statements Nos. 333-147382, 333-153576, 333-162697, and 333-170117 on Form S-8 and the Registration Statement No. 333-278551 on Form F-3 (and any amendments or supplements thereto).

DMT Consulting Private Limited is responsible for authoring, and this consent pertains to, mineral resources and mineral reserves estimates for the Ghoraburhani Sagasahi Iron Ore Mine, India. DMT Consulting Private Limited certify that it has read the 2025 20-F and that it fairly and accurately represents the mineral resources and mineral reserves estimates for each property for which it is responsible.

Dated: January 20, 2026

/s/ Edmundo J. Laporte
Edmundo J. Laporte, PE, PEng, CPEng
Registered Member, SME#4150038
Professional Engineer, Engineers Ontario #100508702
Chartered Professional Engineer (Australia) #3802017
Independent Associate - DMT Consulting Private Limited

For DMT Consulting Private Limited:

/s/ R Karthikeyan
R Karthikeyan
Director (DMT Consulting Private Limited)
MAusIMM Number - 335209